SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              D.L. Babson Tax-Free Income Fund, Inc.
                               D.L. Babson Money Market Fund, Inc.
                                Babson Enterprise Fund, Inc.
                               David L. Babson Growth Fund, Inc.
                                  Babson Value Fund, Inc.
                                  Shadow Stock Fund, Inc.
                         Babson-Stewart Ivory International Fund, Inc.
                                  D.L. Babson Bond Trust

------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)




                        Blazzard, Grodd & Hasenauer, P.C.
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------


     4)  Date Filed:
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                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                   D.L. Babson Bond Trust (Portfolios S and L)
                          Babson Enterprise Fund, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

August 22, 2002

Dear Shareholders:

The attached joint Proxy Statement seeks the vote of the shareholders of each of the above-referenced Babson Funds for the election of a Board of Directors for their Fund (Board of Trustees in the case of D.L. Babson Bond Trust). Shareholders are also being asked to ratify the selection of Ernst & Young, LLP as independent accountants for the current fiscal year.

For the first seven Funds listed above, the nominees for election to the Board are William H. Russell and H. David Rybolt, both of whom currently serve on the Board, as well as Edward S. Ritter, a senior executive with the parent company of the Funds' manager, Jones & Babson, Inc. Mr. Ritter is proposed as a nominee to fill the vacancy created by the untimely death of long-time Board member Francis C. Rood.

For Babson-Stewart Ivory International Fund, Inc., the nominees for election to the Board are William H. Russell and James T. Jensen, both of whom currently serve on the Board, as well as Edward S. Ritter. Mr. Ritter is proposed as a nominee for this Fund to fill the vacancy created by the anticipated retirement of Director Richard J. Phelps.

The proxies are to be voted at a Joint Special Meeting of Shareholders of each Fund to be held on September 13, 2002. Please review the attached Proxy Statement and provide us with your vote on these important issues.

Please also note that we expect to provide you with an additional Proxy Statement in the near future relating to the approval of new advisory and sub-advisory agreements for the Funds, which will be required as a result of the proposed acquisition of the Funds' manager, Jones & Babson, Inc. by RBC Dain Rauscher, an affiliate of the Royal Bank of Canada. Management continues to be excited about the opportunities for the Funds to become part of a larger diversified financial services organization.

Thank you for your continued support of the Babson Funds. If you should have any questions regarding the proxy material please call the Funds' toll-free number,
(877) 722-2766, and ask to speak with a representative, who will be happy to help you.

Sincerely,


Stephen S. Soden



                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                   D.L. Babson Bond Trust (Portfolios S and L)
                          Babson Enterprise Fund, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.


                 Notice of Joint Special Meeting of Shareholders
                          to be held September 13, 2002

To the Shareholders:

NOTICE IS HEREBY GIVEN that a joint Special Meeting of Shareholders (the "Special Meeting") of the investment companies within the Babson Funds group listed above (each a "Fund" and together the "Funds") will be held at the Funds' principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on September 13, 2002, at 1:00 p.m., local time.

The Special Meeting is being held so that shareholders of each Fund may consider and vote on the following proposals affecting their Fund, as fully described in the attached Proxy Statement.

1. To elect three Directors (Trustees in the case of D.L. Babson Bond Trust) to hold office until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the Board's selection of Ernst & Young LLP, as independent accountants for the fiscal year ending June 30, 2003; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on August 8, 2002 for D.L. Babson Bond Trust and on July 31, 2002 for each other Fund.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign each enclosed Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                              By Order of the Boards of Directors/Trustees

                              Martin A. Cramer
                              Secretary
August 22, 2002
Kansas City, Missouri


                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                   D.L. Babson Bond Trust (Portfolios S and L)
                          Babson Enterprise Fund, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

                                 Proxy Statement
                      Joint Special Meeting of Shareholders
                               September 13, 2002

This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of the Babson Funds listed above (each a "Fund" and together the "Funds"), by and on behalf of the Boards of Directors of the Funds (Board of Trustees in the case of D.L. Babson Bond Trust). Each Fund, except D.L. Babson Bond Trust, is a corporation organized under the laws of the State of Maryland. D.L. Babson Bond Trust is a Missouri common law trust. For ease of reference, all Boards of Directors or Trustees are referred to herein as a "Board of Directors" and all Board members are referred to as "Directors."

The proxies are intended for use at a Joint Special Meeting of Shareholders of the Funds (the "Special Meeting") to be held at the Funds' principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on September 13, 2002, at 1:00 p.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice. These proxy materials were first mailed to shareholders on or about August 22, 2002.

The Directors have scheduled the Special Meeting as a joint meeting of the shareholders of the Funds because shareholders of each Fund are being asked to consider and vote on similar matters. Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Dates that are still held at the time they are to be voted. All shares of a Fund will vote together as a single class on each proposal affecting that Fund, and shareholders of a Fund are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Fund.

Please indicate your voting instructions on the enclosed Proxy card, sign and date the card and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement (please see the instructions on the ezVote(SM) Consolidated Proxy Ballot). If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the Shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy card that is received by the Fund at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum for any Fund is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal for a Fund are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

Reports to Shareholders and Financial Statements. The Funds' latest joint Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended June 30, 2002, is available free of charge. To obtain a copy, please call the Babson Funds toll-free at (877) 722-2766, or in the Kansas City area at (816) 751-5900, or you may send a written request to Babson Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Babson Funds by calling Martin
A. Cramer toll-free at (877) 722-2766. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy promptly.

                                 PROPOSAL NO. 1

                        ELECTION OF A BOARD OF DIRECTORS

It is proposed that three nominees be elected to each Fund's Board at the Special Meeting. The three nominees would constitute each Fund's entire Board, and would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Biographical information regarding each of the nominees is provided in this Proposal.

The role of a Fund's Board of Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet quarterly and review the Fund's performance and oversee the services provided to the Fund by the investment manager, sub-adviser and the Fund's other service providers.

Director elections are being held at this time for several reasons. On May 30, 2002, the Babson Funds organization was saddened by the untimely death of long-time independent Director Francis C. "Jim" Rood. At the time of his death, Mr. Rood served as an independent Director of each of the Funds. Mr. Rood began his association with the Babson Funds organization as an independent Director over twenty years ago, and he was a valued Director and a faithful representative of shareholders' interests during his entire tenure with the Funds. Mr. Rood's death created a vacancy on each of the Funds' Boards. In addition, Richard J. Phelps, who serves as an independent Director of the Babson-Stewart Ivory International Fund, Inc. (the "International Fund"), has announced his intention to retire as a Director of the International Fund effective the earlier of December 31, 2002, or upon the election of his successor.

There are a number of legal and regulatory requirements applicable to the composition of the Funds' Boards of Directors. First, the governing documents of each Fund require each Board to have at least three members. Following Mr. Rood's death on May 30, 2002, the Boards of each Fund except the International Fund were reduced to two members, while the International Fund's Board was reduced to three members. With Mr. Phelps' retirement, the International Fund's Board would also be reduced to two members. Each Fund, therefore has, or will have, a vacancy on its Board to be filled. In addition, while the Investment Company Act of 1940, as amended (the "1940 Act") permits the existing members of a mutual fund's board of directors to appoint new members in certain circumstances, mutual funds are required to call a shareholder meeting to elect board members, if at any time, less than a majority of the members holding office were elected by shareholders. Under the 1940 Act, the shareholder meeting to fill a vacancy under these circumstances must be held within one hundred fifty (150) days. In this case, only one of the two remaining Directors of each Fund except for the International Fund was previously elected by shareholders, so a shareholder meeting for those Funds must be held no later than October 28, 2002. Finally, the 1940 Act also requires that a majority of a mutual fund's board be comprised of directors who are not considered to be "interested persons" (as defined in the 1940 Act) of a fund or its adviser, underwriter (or their controlling companies). These non-interested directors are referred to herein as "independent Directors." Each Fund's current and proposed Board composition satisfies the independent Director percentage requirements under the 1940 Act.

To fill the vacancies, the Funds' current Directors have nominated Edward S. Ritter to serve as a third Director of each Fund. Mr. Ritter is a senior executive at Business Men's Assurance Company of America ("BMA"), the parent company of the Funds' manager, Jones & Babson, Inc., and has been indirectly involved with the Babson Funds for many years through his role as a Director of Jones & Babson, Inc. He has also been actively involved in the management and operation of the Investors Mark Series Fund, Inc., a mutual fund for which Jones & Babson, Inc. serves as the principal underwriter and for which a wholly owned subsidiary of Jones & Babson, Inc., Investors Mark Advisors LLC, serves as the investment adviser. Mr. Ritter's business background and qualifications are described below.

With regard to the current Directors, William H. Russell is a Director of all Funds and has previously been elected as such by shareholders. Mr. Phelps and James T. Jensen are currently Directors of the International Fund only and have previously been elected as such by shareholders. H. David Rybolt is currently a Director of all Funds, except the International Fund. Mr. Rybolt was appointed to these Boards in July, 1991 by the then-existing Directors of the respective Boards.

In view of the above discussion, one purpose of the Special Meeting is to propose that shareholders elect Mr. Ritter to serve as an interested Director of each Fund. An additional purpose of the Special Meeting is to propose that shareholders elect Mr. Russell, Mr. Rybolt and Mr. Jensen to continue to serve as independent Directors for the respective Funds for which they currently serve as independent Directors. At a joint Board meeting held on July 25, 2002 and at a separate Board meeting for the International Fund held on August 14, 2002, the Directors of all of the Funds, including all of the independent Directors, unanimously nominated Mr. Ritter for election as a Director, to take office effective upon his election by shareholders.

Background Information Regarding the Nominees, Directors and Executive Officers of the Funds

The following provides the names, ages, addresses and principal occupations of the nominees and the existing Directors. The age of each individual is indicated in parenthesis.

Interested Director Nominee

------------------------------------------------ -------------------------------------------------------------------------------
Name, Address and Age                            Principal Occupation During Past 5 Years
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Edward S. Ritter* (47 )                          Senior Vice President-Corporate Development, Business Men's Assurance Company
BMA Tower                                        of America (insurance company);
700 Karnes Boulevard                             Director Jones & Babson, Inc., (mutual fund management company); and, Vice
Kansas City, Missouri 64108                      President of Investors Mark Advisors, LLC (mutual fund management company)
------------------------------------------------ -------------------------------------------------------------------------------

*Mr. Ritter may be deemed to be an "interested person" of the Funds as that term is defined in the 1940 Act due to his positions with Jones & Babson, Inc., the Funds' Investment Manager, principal underwriter and administrator.

Independent Director Nominees

James T. Jensen currently serves as an independent Director for the International Fund, and his information is provided in the chart below. William
H. Russell currently serves as an independent Director for all of the Funds, and his information is provided in the chart below. H. David Rybolt currently serves as an independent Director for all Funds except the International Fund, and his information is provided in the chart below.

Current Independent Directors

--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------
Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of           Other
                                 the Funds           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                                  Complex Overseen    Held by
                                                                                                  by Director         Director
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------

William H. Russell (79)      Director/Trustee        One year term and      Financial Consultant    Nineteen1           None
                                                     seventeen years of
BMA Tower                                            service
700 Karnes Blvd
Kansas City, MO 64108

--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------
--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------

H. David Rybolt (60)          Director/Trustee       One year term and      Consultant, HDR         Eighteen2           None
                                                     eleven years of        Associates (management
BMA Tower                                            service                consulting)
700 Karnes Blvd
Kansas City, MO 64108

--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------

James T. Jensen (73)              Director           One year term and      Chief Executive Officer One3                None
                                                     fifteen years of       Jensen Associates, Inc.
BMA Tower                                            service                (consulting)
700 Karnes Blvd
Kansas City, MO 64108

---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------
---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------

Richard J. Phelps (73)            Director           One year term and      Chairman, Phelps              One4    The DLB Fund Group
                                                     fifteen years of       Industries, Inc.
BMA Tower                                            service                (manufacturing)
700 Karnes Blvd
Kansas City, MO 64108

---------------------------- ----------------------  ------------------- ------------------------ ----------------- ----------------

1 Director/Trustee for each of the Babson Funds (D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc. and Babson-Stewart Ivory International Fund, Inc.) and Director of the Investors Mark Series
Fund, Inc. ("Investors Mark Series Fund"), which consists of the following nine portfolios: Balanced, Global Fixed Income, Growth &
Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap Equity, Mid Cap Equity and Money Market.  Jones &
Babson, Inc. serves as the Principal Underwriter for the Investors Mark Series Fund.

2 Director/Trustee for each of the Babson Funds except Babson-Stewart Ivory
International and Director of Investors Mark Series Fund.

3 Director of Babson-Stewart Ivory International Fund.

4 Director of Babson-Stewart Ivory International Fund.


Executive Officers of the Funds

Currently, the principal executive officers of the Funds are all officers and/or employees of Jones & Babson, Inc. The following table contains information about the current principal executive officers of the Funds who are not listed above as nominees or Directors.

------------------------------------------ ---------------------------- -------------------- -----------------------------
 Name, Address and Age                      Position with the Funds     Term of Office and    Principal Occupation(s)
                                                                        Length of Time Served During Past Five Years
------------------------------------------ ---------------------------- --------------------  -----------------------------
------------------------------------------ ---------------------------- --------------------  ----------------------------

Stephen S. Soden (57)                      President and Principal       One year term and     President, Chief Executive Officer
                                           Executive Officer5            two years of service  and Director, Jones & Babson, Inc.
BMA Tower                                                                                      (management company); Director,
700 Karnes Blvd                                                                                Babson Enterprise Fund II, Inc.;
Kansas City, MO 64108                                                                          President, Investors Mark Advisors,
                                                                                               LLC ("IMA")(management company);
                                                                                               President and Principal Executive
                                                                                               Officer, Investors Mark Series
                                                                                               Fund; President and Director/Trustee,
                                                                                               Buffalo Fund Complex (seven funds)6;
                                                                                               President and Trustee, J&B Funds
                                                                                               (three funds)7; Senior Vice
                                                                                               President of Business Men's
                                                                                               Assurance Company of America
                                                                                               ("BMA") (insurance company) and,
                                                                                               formerly, President and Chief
                                                                                               Executive Officer of BMA Financial
                                                                                               Services, Inc. ("BMAFS")
                                                                                               (broker/dealer) until December 31,
                                                                                               2001 when BMAFS ceased operations.


------------------------------------------ ---------------------------- -------------------- ---------------------------------------
------------------------------------------ ---------------------------- -------------------- ---------------------------------------

P. Bradley Adams (41)                      Vice President, Treasurer,    One year term and     Vice President Finance and Operations
                                           Principal Financial Officer   eleven years of       and Chief Operations Officer, Jones &
BMA Tower                                  and Principal Accounting      service               Babson, Inc. (management company);
700 Karnes Blvd                            Officer                                             Treasurer, IMA (management company);
Kansas City, MO 64108                                                                          Principal Financial Officer and
                                                                                               Principal Accounting Officer,
                                                                                               Investors Mark Series Fund; Vice
                                                                                               President and Treasurer, Buffalo
                                                                                               Fund Complex; Vice President, Chief
                                                                                               Financial Officer and Trustee, J&B
                                                                                               Funds; and, Treasurer and Chief
                                                                                               Financial Officer, Gold Bank Funds
                                                                                               (two funds)8.

------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

W. Guy Cooke (41)                          Vice President and Chief      One year term and     Chief Compliance Officer, Jones &
                                           Compliance Officer            three years of        Babson, Inc. (management company);
BMA Tower                                                                service               Vice President and Chief Compliance
700 Karnes Blvd                                                                                Officer, Buffalo Fund Complex and J&B
Kansas City, MO 64108                                                                          Funds.

------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

Martin A. Cramer (52)                      Vice President and            One year term and     Legal and Regulatory Affairs Vice
                                           Secretary                     eleven years of       President and Secretary, Jones &
BMA Tower                                                                service               Babson, Inc. (management company);
700 Karnes Blvd                                                                                Secretary, IMA (management company);
Kansas City, MO 64108                                                                          Vice President and Secretary, Buffalo
                                                                                               Fund Complex; Assistant Vice
                                                                                               President and Secretary, J&B Funds;
                                                                                               and Secretary, Gold Bank Funds (two
                                                                                               funds).

------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

Constance E. Martin (40)                   Vice President                One year term and     Vice President and Director Mutual
                                                                         six years of          Fund Client Relations, Jones &
BMA Tower                                                                service               Babson, Inc. (management company);
700 Karnes Blvd                                                                                Vice President, Buffalo Fund Complex
Kansas City, MO 64108                                                                          and J&B Funds.

------------------------------------------ -------------------------- ---------------------- ---------------------------------------


5 Mr. Soden is also a Director of the Babson Enterprise Fund II, Inc., which is not subject to this proxy.

6 The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc.,
Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund., Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo
Science & Technology Fund and Buffalo Mid Cap Fund.  Jones & Babson, Inc. serves as Principal Underwriter and Registered Transfer
Agent for each fund in the Buffalo Fund Complex.

7 The J&B Funds is a series fund consisting of J&B Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B
Small-Cap International Fund.  Jones & Babson, Inc. serves as Investment Advisor, Principal Underwriter and Registered Transfer
Agent for each of the J&B Funds.

8 Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.  Jones & Babson, Inc. serves as
Registered Transfer Agent for each of the Gold Bank Funds.




As of the Record Dates, the Directors/nominees held the following interests in the Funds' securities (interests in the Babson Enterprise Fund II, Inc., which is not subject to this proxy, have not been disclosed):

------------------------------- ------------------------------------------------ -------------------------------------
                                                                                   Aggregate Dollar Range of Equity
   Name of Director/Trustee     Dollar Range of Equity Securities in Each Fund       Securities in all Registered
                                                                                   Investment Companies Overseen by
                                                                                    Director/Trustee in Family of
                                                                                         Investment Companies
------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      William H. Russell        Money Market:            None                              $50,001-$100,000
                                Tax-Free Income:         $50,001-$100,000
                                Bond Trust (L):          None
                                Bond Trust (S):          None
                                Enterprise:              None
                                Growth:                  None
                                Shadow Stock:            None
                                Value:                   None
                                International:           None

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       H. David Rybolt          Money Market:            None                               Over $100,000
                                Tax-Free Income:         None
                                Bond Trust (L):          $10,001-$50,000
                                Bond Trust (S):          $1-$10,000
                                Enterprise:              $10,001-$50,000
                                Growth:                  None
                                Shadow Stock:            $1-$10,000
                                Value:                   $10,001-$50,000
                                International:           None

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Richard J. Phelps         Money Market:            None                              $50,001-$100,000
                                Tax-Free Income:         None
                                Bond Trust (L):          None
                                Bond Trust (S):          None
                                Enterprise:              $10,001-$50,000
                                Growth:                  None
                                Shadow Stock:            None
                                Value:                   $1-$10,000
                                International:           $10,001-$50,000

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       James T. Jensen          Money Market:            None                              $10,001-$50,000
                                Tax-Free Income:         None
                                Bond Trust (L):          None
                                Bond Trust (S):          None
                                Enterprise:              None
                                Growth:                  None
                                Shadow Stock:            None
                                Value:                   $1-$10,000
                                International:            $10,001-$50,000
------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       Edward S. Ritter         Money Market:            None                              $10,001-$50,000
                                Tax-Free Income:         None
                                Bond Trust (L):          None
                                Bond Trust (S):          None
                                Enterprise:              None
                                Growth:                  None
                                Shadow Stock:            $10,001-$50,000
                                Value:                   None
                                International:           None

------------------------------- ------------------------------------------------ -------------------------------------


Audit Committee. Each Fund has an Audit Committee that assists the Fund's Board in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of each Board is composed of its independent Directors. The independent Directors have no financial interest in, nor are they affiliated with either Jones & Babson, Inc., the manager of each Fund, or David L. Babson & Company Inc., the investment counsel to each Fund. Mr. Ritter, if elected, will not be a member of the Audit Committee. The specific functions of each Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

Compensation of Directors. The Funds do not directly compensate any Director or officer for their normal duties and services. The Directors' fees, including travel and other expenses related to the Board meetings, are paid by Jones & Babson, Inc. pursuant to the provisions of the Management Agreements with the Funds which require Jones & Babson, Inc. to bear the operating costs of the Funds out of its management fee. Mr. Ritter, as an interested Director, will not be compensated for serving as a Director of the Funds if so elected.

Each independent Director receives an annual retainer for serving as a Director for at least one of the Funds. Messrs. Russell and Rybolt each receive an annual retainer of $7,000. Messrs. Jensen and Phelps each receive an annual retainer of $4,000. The independent Directors also receive $125 for each Fund's Board meeting attended. During the last fiscal year, each Board held five meetings, except for Babson Enterprise Fund, Inc., which held six meetings. No Director attended less than 75% of the applicable meetings, including Committee meetings. The following chart sets forth each Director's annual compensation:

------------------------------- ---------------------------- ---------------------------- ----------------------------
       Name of Director          Compensation for Serving       Pension or Retirement       Total Compensation from
                                       on the Boards              Benefits Accrued             all Babson Funds*
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      William H. Russell                  $5,750                        n.a.                        $12,750
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       H. David Rybolt                    $5,125                        n.a.                        $12,125
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       James T. Jensen                     $500                         n.a.                        $4,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      Richard J. Phelps                    $500                         n.a.                        $4,500
------------------------------- ---------------------------- ---------------------------- ----------------------------

*The amounts reported in this column reflect the total compensation paid to Mr. Russell as Director of all nine Babson Funds, including Babson Enterprise Fund II, Inc., which is not subject to this proxy statement. Mr. Rybolt is compensated for services as Director of eight of the Babson Funds, including Babson Enterprise Fund II, Inc. Mr. Rybolt does not serve as a Director of the International Fund. Mr. Phelps and Mr. Jensen are compensated for their services as Directors of the International Fund only. Compensation is for the fiscal year that ended June 30, 2002. Director fees are paid by the Funds' manager and not by the Funds themselves.

Required Vote. The nominees to serve as Directors of a Fund who receive the affirmative vote of a plurality of all votes cast by shareholders of that Fund at the Special Meeting, provided a quorum is present, will be elected for all Funds except D.L. Babson Bond Trust. For D.L. Babson Bond Trust, a nominee will only be elected upon receiving a majority of the votes cast at a shareholder meeting at which a quorum is present.

                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

Subject to ratification by the shareholders at the Special Meeting, the Board of Directors of each Fund, including all of the Independent Directors, approved the selection of Ernst & Young LLP as the independent accountants for their Fund for the fiscal year ending June 30, 2003.

The firm Ernst & Young LLP has extensive experience in investment company accounting and auditing and has served as independent accountants for all of the Funds since the fiscal year that ended June 30, 1999. The financial statements included in the Funds' joint Annual Report have been examined by Ernst & Young LLP. It is not expected that representatives of Ernst & Young LLP will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Ernst & Young LLP and its members do not have any direct or indirect material financial interest in or connection with the Funds in any capacity other than as independent accountants.

Audit Fees. For the fiscal year that ended June 30, 2002, Ernst & Young LLP has been or will be paid $102,600 for the professional services it rendered in auditing the Funds' financial statements. Ernst & Young LLP does not provide
Financial Information Systems Design and Implementation services or other consulting services to the Funds, their investment adviser or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Funds.

Required Vote. Approval of the ratification of the selection of independent accountants for any Fund requires the favorable vote of a majority of the total votes cast by shareholders of the affected Fund at the Special Meeting, provided a quorum is present.

Recommendation of the Boards of Directors. Each Board of Directors unanimously recommends that shareholders of their Fund ratify the selection of Ernst & Young LLP as the independent accountants for the fiscal year ending June 30, 2003.

                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

The Directors do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of a Fund's shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Funds. Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as each Fund's investment manager, principal underwriter and administrator.

Quorum and Required Vote. Under each Fund's Bylaws, a majority of a Fund's outstanding shares, present in person or represented by proxy, will constitute a quorum for that Fund at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved.

The votes required to approve any proposal are as follows. For election of Directors, the nominees to serve as Directors of a Fund who receive the affirmative vote of a plurality of the Shares of such Fund voted at the Special Meeting, provided a quorum is present, will be elected, except for D.L. Babson Bond Trust. For D.L. Babson Bond Trust, a nominee will only be elected upon receiving a majority of the votes cast at a shareholder meeting at which a quorum is present. Approval of the ratification of the selection of independent accountants for any Fund requires the favorable vote of a majority of the total votes cast by shareholders of the affected Fund at the Special Meeting at which a quorum is present.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Dates that are still held at the time they are to be voted. All shares of a Fund will vote together as a single class on each proposal affecting that Fund, and shareholders of a Fund are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Fund.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the Shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each of the Directors named in the Proxy Statement; "FOR" the ratification of the selection of Ernst & Young, LLP as the independent accountants for the fiscal year ending June 30, 2003; and to "GRANT" discretionary authority to the persons named in the Proxy card as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of Shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Fund as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Directors of each Fund, individuals have been designated to serve as proxies at the Special Meeting.

Solicitation of Proxies. The principal method used to solicit proxies will be by mail, but also may include telephone or facsimile solicitations. If you wish to vote via the Internet or over the telephone, instructions about how to do so are contained in the proxy materials that accompany this Notice (please see the instructions on the ezVote(SM) Consolidated Proxy Ballot). In addition to solicitations by mail, some of the executive officers and employees of the Funds and Jones & Babson, Inc. and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by Jones & Babson, Inc. Jones & Babson, Inc. reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on August 8, 2002 for D.L. Babson Bond Trust and on July 31, 2002 for each other Fund. As of the relevant Record Dates, the following numbers of shares were outstanding for each Fund:


------------------------------------------------------------ --------------------------------------------------------
                         Fund Name                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Tax-Free Income Fund, Inc.                                            4,017,386.738
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Money Market Fund, Inc.                                              39,485,631.480
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Bond Trust (Portfolios S & L)                                        63,518,636.106
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Babson Enterprise Fund, Inc.                                                     18,505,643.835
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
David L. Babson Growth Fund, Inc.                                                24,154,284.318
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Babson Value Fund, Inc.                                                          10,169,928.432
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Shadow Stock Fund, Inc.                                                           6,488,660.123
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Babson-Stewart Ivory International Fund, Inc.                                     1,224,439.074
------------------------------------------------------------ --------------------------------------------------------

Abstentions  and  broker   non-votes  will  be  included  for  the  purposes  of
determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved.

Principal Shareholders. To the knowledge of the Funds' management, as of the relevant Record Dates the entities shown in the chart below held beneficially or of record more than 5% of certain Funds' outstanding shares. Unless otherwise indicated, each such owner has sole investment and voting power (or shares this power with a spouse) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Dates, no Director (or Director nominee) of a Fund owned 1% or more of the outstanding shares of that Fund, and the officers, Directors and nominees for Director of each Fund owned, as a group, less than 1% of their Fund's outstanding shares.




--------------------------------------------- ----------------------- -----------------------------------------------
Name                                            Ownership Interest                         Fund
--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
David Bowen & Co.                                      5.6%           D.L. Babson Tax-Free Income Fund, Inc.
P.O. Box 1647
Boston, MA  02105-1647

--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
Charles Schwab & Co., Inc.                            19.2%           Babson Enterprise Fund, Inc.
101 Montgomery Street                                 25.8%           Shadow Stock Fund, Inc.
San Francisco, CA  94104-4122                         13.8%           Babson-Stewart Ivory International Fund, Inc.
                                                      25.8%           Babson Value Fund, Inc.
                                                      33.1%           D.L. Babson Bond Trust


--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
National Financial Services Corp.                     15.0%           Babson Enterprise Fund, Inc.
P.O. Box 3908                                         17.9%           Shadow Stock Fund, Inc.
Church Street Station                                  7.2%           Babson-Stewart Ivory International Fund, Inc.
New York, NY  10008-3908                               9.6%           Babson Value Fund, Inc.
                                                       9.7%           D.L. Babson Bond Trust

--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
IMS & Co.                                             10.6%           Babson Enterprise Fund, Inc.
P.O. Box 3865
Englewood, CO  80155-3865

--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
Quincy Mutual Fire Ins. Co.                            6.4%           Babson Enterprise Fund, Inc.
57 Washington Street
Quincy, MA  02169-5343

--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
National Investor Services Corp.                       5.4%           Shadow Stock Fund, Inc.
55 Water Street, 32nd Floor
New York, NY  10041-0028

--------------------------------------------- ----------------------- -----------------------------------------------
--------------------------------------------- ----------------------- -----------------------------------------------
College of Aeronautics                                 5.6%           Babson-Stewart Ivory International Fund, Inc.
LaGuardia Airport
Flushing, NY  11371

--------------------------------------------- ----------------------- -----------------------------------------------

Shareholder Proposals. The Funds are not required to, and do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign each Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                                    By Order of the Boards of Directors/Trustees


                                    Martin A. Cramer
                                    Secretary



August 22, 2002
Kansas City, Missouri


[BABSON FUNDS LOGO]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY.....TODAY

This EzVote Consolidated Proxy covers all of your accounts registered to the same Social Security or Tax I.D. number at this address. You may vote all of the accounts on the consolidated ballot at the bottom of the page or you may cast a consolidated vote by phone or on the Internet using your EzVote Control Number. If you desire to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

                                          VOTING HAS NEVER BEEN EASIER!

                                          VOTING ON THE INTERNET
Your EzVote Control Number is     -Read the Proxy Statement and have this card
    XXX XXX XXX XXX XX             at hand
                                  -Log on to www.proxyweb.com
                                             ----------------
                                  -Enter your EzVote Control Number and
                                   follow the on-screen instructions
                                  -Do not return this paper ballot

                                          VOTING BY PHONE
                                  -Read the Proxy Statement and have this card
                                   at hand
                                  -Call toll-free 1-888-221-0697
                                  -Enter your EzVote Control Number and
                                   follow the recorded instructions
                                  -Do not return this paper ballot


--------------------------------------------------------------------------------
EzVote(SM)
CONSOLIDATED PROXY BALLOT     SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 13, 2002


[LABEL]




The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Babson Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:00 p.m., Central Time, on September 13, 2002, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Directors/Trustees of the Babson Funds. If this Proxy is signed and returned and no specification is made, it will be voted FOR all Proposals. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying Proxy.

The Board of Directors/Trustees recommends that you vote in favor of Proposals 1 AND 2.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

--------------------------------------------------------------------------------

                              CONSOLIDATED BALLOT


PROPOSALS:




                                                                         FOR        WITHHOLD     FOR ALL
                                                                         ALL          ALL        EXCEPT*




l.  TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS/TRUSTEES:                [    ]        [    ]      [    ]
    (01) Edward S. Ritter, (02) William H. Russell and
    (03) H. David Rybolt

INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line below.


*EXCEPT ______________________________


                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                              ---------------------------------
                                       Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.



IF YOU HAVE VOTED THIS CONSOLIDATED BALLOT YOUR VOTING IS COMPLETED



                              INDIVIDUAL PROXY BALLOTS

IMPORTANT: USE THESE BALLOTS ONLY IF YOU WISH TO VOTE EACH FUND SEPARATELY

DIRECTOR/TRUSTEE NOMINEES:  (01) Edward S. Ritter, (02) William H. Russell, and
                            (03) H. David Rybolt


Please fill in box(es) as shown using black or blue ink or number 2 pencil (X) PLEASE DO NOT USE FINE POINT PENS.

--------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

D.L. BABSON TAX-FREE INCOME FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________




                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

D.L. BABSON MONEY MARKET FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*





*EXCEPT# __________________




                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------




XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON ENTERPRISE FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________




                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]






----------------------------


XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

DAVID L. BABSON GROWTH FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________




                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------


XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON VALUE FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________





                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

SHADOW STOCK FUND, INC.

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________




                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------


XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

D.L. BABSON BOND TRUST

1.  ELECTION OF DIRECTORS/TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________







                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



----------------------------




Date: ________________



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.


                                                   -----------------------------
                                                           Signature(s)


[BABSON FUNDS LOGO]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY.....TODAY



                                          VOTING ON THE INTERNET
Control Number                    -Read the Proxy Statement and have this card
    XXX XXX XXX XXX XX             at hand
                                  -Log on to www.proxyweb.com
                                             ----------------
                                  -Enter your Control Number and
                                   follow the on-screen instructions
                                  -Do not return this paper ballot

                                          VOTING BY PHONE
                                  -Read the Proxy Statement and have this card
                                   at hand
                                  -Call toll-free 1-888-221-0697
                                  -Enter your Control Number and
                                   follow the recorded instructions
                                  -Do not return this paper ballot


--------------------------------------------------------------------------------

BABSON-STEWART IVORY          SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 13, 2002
INTERNATIONAL FUND, INC.

[LABEL]




The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Babson Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:00 p.m., Central Time, on September 13, 2002, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Directors/Trustees of the Babson Funds. If this Proxy is signed and returned and no specification is made, it will be voted FOR all Proposals. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying Proxy.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors/Trustees recommends that you vote in favor of Proposals 1 AND 2.



PROPOSALS:




                                                                         FOR        WITHHOLD     FOR ALL
                                                                         ALL          ALL        EXCEPT*




l.  TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS/TRUSTEES:                [    ]        [    ]      [    ]
    (01) James T. Jensen, (02) Edward S. Ritter and
    (03) William H. Russell

INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line below.


*EXCEPT ______________________________


                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------


2.    To ratify the selection of independent
      accountants.                                                             [   ]       [   ]         [   ]



Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                              ---------------------------------
                                       Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.


IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY.......TODAY